Exhibit 3.1

               Certification of Incorporation of the Registrant


Dean Heller                 STATE OF NEVADA              CHARLES E. MOORE
Secretary of State              (Seal)               Securities Administrator

Renee L. Parker                                          Scott W. Anderson
Chief Deputy                                             Deputy Secretary
Secretary of State                                  for Commercial Recordings

Pamela Ruckel                                            Ellick Hsu
Deputy Secretary                                         Deputy Secretary
For Southern Nevada          OFFICE OF THE                for elections
                           SECRETARY OF STATE

                             Certified Copy
                                                  June 8, 2006

Job Number:                  C20060607-2331
Reference Number             00000831010-33
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number (s)   Description                        Number of Pages
20060366327-25        Articles of Incorporation          1 Pages/1Copies

(Seal)

Respectfully,

/s/ Dean Heller
--------------------------
Dean Heller, Secretary of State

By
/s/ Marci Colton
-------------------
Marci Colton, Certification Clerk

                                 Exhibit 3.1

               Certification of Incorporation of the Registrant

                         Certificate of Incorporation


-------------------  -------------------------------------------------------
Name of Corporation  Border Management, Inc.
-------------------  -------------------------------------------------------
Registered Agent     P. Sterling Kerr, Esq.
Name and Street      3525 East Harmon Avenue
Address              Las Vegas, NV 89121
-------------------  -------------------------------------------------------
Shares               Common
                     50,000,000 par value .001
                     Preferred
                     20,000,000 par value .001
-------------------  -------------------------------------------------------
Name, Address and    Evan Williams
Of Board of          968-240 th Street
Directors/Trustees   Langley, BC, Canada V2Z 2Y3

                     Solomon Nordine
                     827 Raymer Road
                     Kelowna, BC, Canada V1W 1J7

                     J. Leigh Anderson
                     17316 Hillview Place
                     Surrey, BC, Canada V3S 0C3
-------------------  --------------------------------------------------------
Purpose              To engage in any lawful activity or activities in the
                     State of Nevada and throughout the word.
-------------------  --------------------------------------------------------
Name, Address and    Evan Williams
Signature of         968-240 th Street
Incorporator         Langley, BC, Canada V2Z 2Y3
-------------------  --------------------------------------------------------
Certificate of       I hereby accept appointment as Resident Agent for the
Acceptance of        above named corporation.
Appointment of       /s/ P. Sterling Kerr, Esq.           6/6/06
Resident Agent       --------------------------           ------
                     P. Sterling Kerr, Esq.                Date
-------------------  --------------------------------------------------------

                            SECRETARY OF  STATE

                                  (SEAL)

                              STATE OF NEVADA


                             CORPORATE CHARTER

I, Dean Heller, the duly elected and qualified Nevada Secretary of State, do Hereby certify that Border Management, Inc., did on June 7, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.



(Seal) IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 8, 2006.

                                /s/ Dean Heller
                                ---------------------------------
                                Dean Heller, Secretary of State

                                By
                                /s/ Marci Colton
                                ----------------------------------
                                Marci Colton, Certification Clerk